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                                                                    EXHIBIT 10.5

  ADDENDUM TO THE MASTER LEASE AGREEMENT DATED AS OF NOVEMBER 9, 1998 BETWEEN
        HOMEGROCER.COM, INC., AS LESSEE AND COM DISCO, INC., AS LESSOR

     The undersigned hereby agree that the terms and conditions of the above-referenced Master Lease are hereby modified and amended as follows:

     1)  Section 2., "Term."

     To the end of this section, add "The term of each Summary Equipment Schedule shall continue on a month to month basis until the appropriate prior written notice is received by Lessor."

     2)  Section 3., "Rent and Payment"

     Delete the second sentence in its entirety.

     In the third sentence, delete "If any payment is not made when due," and replace with "If any payment is not made within five days of notice from Lessor,".

     3)  Section 6.2., "Taxes and Fees"

     In the sixth line after "net income" insert "or gross income".

     4)  Section 7.1., "Care, Use and Maintenance"

     Delete the second sentence

     In line nine, after "maintains" insert ", and with the exception of personal computers and software included in the Equipment,".

     5)  Section 13.1., "Default"

     In subparagraph (b), in the last line, delete "ten (10)" and replace with "thirty (30)".

     In line 2 of subparagraph (c), after "to pay its debts" insert "(exceeding $100,000)".

     6)  Section 13.2., "Remedies"

     To the beginning of the last sentence add "Except to the extent that such remedies would be duplicative".

     7)  Section 14.1., "Board Attendance"

     Delete this section in its entirety.

     8)  Section 14.4., "Merger and Sale Provisions"
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     In line 2, delete "sixty (60)" and replace with "twenty (20)".

     In line 9, after "Schedules, and will" insert "either" and to the end of this sentence add "or purchase the Equipment as set forth in the applicable Equipment Schedule."

     9)  Section 14.16., "Landlord/Mortgagee Waiver"

     Delete this section in its entirety.

     10)  Section 14.18., Definitions

     In the definition of "Casualty Value" delete "aggregate" and replace with the present value (discounted at 6%)".

     Delete the definition of "Interim Rent".

HOMEGROCER.COM, INC.                    COMDISCO, INC.
as LESSEE                               as LESSOR


By: /s/ Terry Drayton                   By: /s/ Geir Hansen
    ---------------------------             ---------------------------

Title:  President & CEO                 Title: Sr. VP
        -----------------------                ------------------------

Date:                                   Date:  November 23, 1998

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